First Financial Holding Co., Ltd. FCB LEASING CO., LTD.

Notification of Approved Loan

To: Kid Castle Internet Technologies Ltd.	TEL:(02)2218-5996
Attn: Financial Dept. - Assistant Manager Huang	FAX:(02)2218-9984
From: FCB LEASING Sales Dept. - Cheng-I Huang	TEL:(02)3343-7074

The Bank is pleased to inform you that your applied installment loans are approved by the Board of the BANK and the terms and conditions for the installment loans approved are set as follows:

1.	The borrower: Kid Castle Internet Technologies Ltd.
2.	Approved loan amount: NTD20,000,000
3.	Term of loan: 18 months
4.	Interest rate: 5%
5.	Handling charge: 1.5%
6.	Guarantor: Board Chairman - Kuo-An Wang, Vice-President - Yu-En Chiu
7.	Other conditions: 1. loan deposit :NTD4,000,000 (interest-free, paid in full when installment loans are due)
2.
levy 20% of the remaining installment loan amount of the third party check as a provisional collateral in financing (the third party check should be due within 360 days together with service agreement and invoice(s) provided)

3.	board meeting minutes of Kid Castle Internet Technologies Ltd. should be provided
8.	Method of payment: on a monthly basis, the respective amounts of the loan installments are as follows (by promissory note):
Term	Installment $	Term	Installment $	Term	Installment $
1st	1,155,650	7th	1,155,650	13th	1,155,650
2nd	1,155,650	8th	1,155,650	14th	1,155,650
3rd	1,155,650	9th	1,155,650	15th	1,155,650
4th	1,155,650	10th	1,155,650	16th	1,155,650
5th	1,155,650	11th	1,155,650	17th	1,155,650
6th	1,155,650	12th	1,155,650	18th	1,155,650
Total		20,801,700
Handling Charge 1.5% (exclusive of tax)		300,000
※The above installment cheques should be negotiable and endorsed.

9.  Invoice title:  FCB LEASING CO., LTD.
Address:  6F, 94, Sec. 2, Zhongxiao E. Road, Taipei
No.:  16447816
10.	Others:
(1)	Loan deposit, tax, and handling charge (incl. tax) shall be directly deducted upon loan allotment.
(2)	Loan allotment date: 2-3 working days after the completion of borrower verification procedures.

International Bank of Taipei, Jingmei Corporate Banking Center
Date: Jan. 28, 2005

Agreement

This Agreement is made by and between FCB LEASING CO., LTD. (Party A) and Kid Castle Internet Technologies Ltd. (Party B).

Whereas, Party B conducts commerce business by installments with Party A (detailed on the Sales and Purchase Agreement no. 013506003); now therefore, both parties hereto agreed and hereby do covenant and agree with each other the following terms and conditions regarding performance security for the aforementioned Agreement:

1.	In addition that Party B shall perform the liabilities of the aforementioned Agreement, Party B agrees to provide NTD4,000,000 for Party A as the performance security for the Agreement.
2.
In accordance with the aforementioned Agreement signed between both parties on Jun. 9, 2005, Party B agrees that Party A provides NTD4,000,000 from the commerce amount as the performance security for Party A to perform the liabilities of the aforementioned Agreement; where the performance security is interest-free to Party B.

3.
In case Party B violates the provisions of the aforementioned Agreement, Party B agrees that the performance security of the aforementioned Agreement may be expropriated by Party A and should not be used to offset the payments payable of respective installments.

4.	Party B does not agree that Party A repays the payment beforehand.
5.
This Agreement shall be made in two copies, each of which shall be kept by each party for record. In the event any disputes arising from the explanation and execution of the Agreement and may bring in a lawsuit case, all parties agree that case shall be subject to the jurisdiction of the Taiwan Taipei District Court for the first trial of such lawsuit.

Party A: FCB LEASING CO., LTD.
Legal/Authorized Representative: Zhe-San Tsai

Party B: Kid Castle Internet Technologies Ltd.
Legal/Authorized Representative: Kuo-An Wang

Date : Jun. 9, 2005

Sales and Purchase Agreement
Clerk

This Agreement is made by and between FCB LEASING CO., LTD. (Party A) and Kid Castle Internet Technologies Ltd. (Party B); in view of the commerce business Party A purchases from Party B, both parties hereto agreed and hereby do covenant and agree with each other the following terms and conditions:

1.	Object, specification, and quantity:
Object	Brand & Specification	Unit & Quantity
A batch of textbooks (as shown below)

2.	The total amount: NTD20,000,000 (exclusive of tax)
3.
Place of delivery: the right of said object(s) shall belong to Party A effective from the date of signing of this Agreement, but the object(s) shall be safe kept by Party B or from Party B to a third party who is designated by Party A; the payments of installation and delivery shall be liable to Party B.

4.	Method of payment: after the right of the object(s) are transferred to Party A, Party A shall pay the payments for goods to Party B or a third party who is designated by Party B.
5.
In case there is any defect, bad design, or manufacturing on the object(s) within three years of the product sales and purchase so as to reduce the normal or expected effect, or the object(s) fail to perform, Party B agrees to repair the object(s) at his cost without objection.

6.
Party B guarantees that the object(s) have not been mortgaged or entrusted to a third party or as conditional sale products or there is no any other disposition of the object(s) or any involvement of the object(s) in other debts; or otherwise Party B shall be liable for all related civil or criminal responsibilities.

7.
In case that any provision of the second paragraph, Item 1, Article 185 of the Company Law happens to the object(s), Party B promises that the object(s) shall be sold to Party A upon the resolution made by a large majority vote representing two-thirds of the attending shareholders who represent a majority of the total number of issued shares (or the two-thirds vote representing of a large majority attending shareholders of a publicly stock issuing company who represent a majority of the total number of issued shares).

8.	This Agreement shall be made in two copies and effective upon the signing of this Agreement between both parties; each of the Agreement copy shall be kept by each party for record.
9.
In the event any disputes arising from the explanation and execution of the Agreement and may bring in a lawsuit case, all parties agree that case shall be subject to the jurisdiction of the Taiwan Taipei District Court for the first trial of such lawsuit.

Party A : FCB LEASING CO., LTD.
Legal/Authorized Representative: Zhe-San Tsai

Party B : Kid Castle Internet Technologies Ltd.
Legal/Authorized Representative: Kuo-An Wang

Date : Jun. 9, 2005

Serial No.	Object Item	Quantity	Unit
110130010011	Textbook - New Magic Land 1	16540	Book
110199030066	Textbook - Magazine Vol. 66	3520	Book
110199030067	Textbook - Magazine Vol. 67	4396	Book

110230010011	Supplementary Material - New Magic Land 1	436174	Book
110862011	Textbook - English Now 4	9819	Book
111006011	Textbook - Big Steps(6)	1645	Book
111112011	Textbook - Way To Go (12)	1224	Book
111113011	Textbook - Way To Go (13)	1700	Book
112707011	Textbook - Magic Land 7	7180	Book
120851012	Supplementary Material - English Now 1 (standard version) Workbook (version 93)	7121	Book
122701012	Supplementary Material - Magic Land 1 (revised version)	4915	Book
132424011	Teaching plan - Come With Me (practice notebook)	2700	Book
132705011	Teaching plan - Magic Land 5 teacher’s manual	2658	Book
142400011	Teaching product - Come With Me Learning Recorder	37451	Book
160012011	Test - General English Proficiency Test (GEPT) I test C	2880	Book
2101085201	Flash Card - English Now 2 Vocabulary (big)	2883	Pack
2101086101	Flash Card - English Now 2 Conversation & Pronunciations (big)	1113	Pack
2101242301	Flash Card - Come With Me/for Teacher (yellow)	2622	Pack
2101243501	Flash Card - Come With Me/for Teacher (blue)	1447	Pack
2102242401	Flash Card - Come With Me (green)/54 pieces	3994	Pack
2102243601	Flash Card - Come With Me (purple)/65 pieces	5383	Pack
330303013	CD interaction - Wonderland(yellow)/paperback version	2131	Disc
330305013	CD interaction - Wonderland(blue)/paperback version	2787	Disc
91291110001001	Textbook - Read It Now Red (1 book 1AVCD)	11830	Pack
91292310001001	Textbook - Read It Now Yellow (1 book 1AVCD)	11315	Pack
91293510001001	Textbook - Read It Now Blue (1 book 1AVCD)	10921	Pack
110111140111	WAY TO GO(14)- Grammar & Conversation	1885	Book
91040000000001	Kids Speak Main Course Series- Direct Sale	628	Pack
91050000000001	Diverse Intelligence Main Course Series - Direct Sale	780	Pack
91090000000001	Kids Talk Story Series - Direct Sale	422	Pack
920302002	Teaching Aids - Wonderland Orange Teacher’s Wall Chart set (for preliminary school students)	686	Pack
91000000000047	Textbook - Tomei series 2-2 - Direct Sale (Model test)	437	Pack

Sales and Purchase Agreement by Installments
Contract No.: 013506003
Seal(s) checked by	Guarantor Verified by

This Agreement is made by and between FCB LEASING CO., LTD. (Party A) and Kid Castle Internet Technologies Ltd. (Party B); in view of the commerce business Party A purchases from Party B of the following :
Object	Brand & Specification	Unit & Quantity
A batch of textbooks (as shown below in details)

Both parties hereto agreed and hereby do covenant and agree with each other the following terms and conditions:
1.	Method of payment :
1)	Party B purchase the aforementioned object(s) from Party A and the total amount is NTD20,000,000 (exclusive of tax).
2)	The payment amount should be paid to Party A as follows (exclusive of tax) :
Payment Date	Amount (NTD)
7/13/2005	1,155,650
8/13/2005	1,155,650
9/13/2005	1,155,650
10/13/2005	1,155,650
11/13/2005	1,155,650
12/13/2005	1,155,650
1/13/2006	1,155,650
2/13/2006	1,155,650
3/13/2006	1,155,650
4/13/2006	1,155,650
5/13/2006	1,155,650
6/13/2006	1,155,650
7/13/2006	1,155,650
8/13/2006	1,155,650
9/13/2006	1,155,650
10/13/2006	1,155,650
11/13/2006	1,155,650
12/13/2006	1,155,650

3)
Upon signing this Agreement, Party B shall give respective post-dated cheques with payment dates and amounts as shown above to Party A. Party A has the ownership of the object(s) prior to the full repayment of the payments for goods.

2.
Delivery & acceptance: Party B shall be liable for any risk of the object(s) after Party B signs for the delivery of said object(s) with acceptance, and Party B shall not refuse to or delay the payments for goods or return the object(s) to Party A with any excuse. In case the object(s) are levied by the government, the compensation shall be received by Party A.

3.	Use & safekeeping of the object(s):
1)	Location : Taiwan
2)
Party B shall place the object(s) on locations designated by Party A. Except for normal application of the teaching materials, the object(s) shall not be hypothecated, mortgaged or disposed during the Agreement period without the consent from Party A in writing.

3)
Party B should act as a good administrator to safe keep and use the object(s) in good condition; all repair costs shall be liable to Party B, including fittings, tools and/or services associated with the object(s). Party B shall have qualified personnel to implement required repair and maintenance work.

4)
Party A may dispatch an experienced staff to the locations of storing the object(s) for checking the conditions of the object(s) and Party B shall not reject with any excuse and shall assist Party A in such checking work.

4.
Defect warranty liability: Party A has given the convenience to Party B for purchasing the object(s) by installments, and Party B fully understands that Party A is merely a seller of the object(s), not a manufacturer, Party B agrees to unconditionally forsake any right to claim defect of the object(s) from Party A. In case there is any manufacturing defect on the object(s), Party B agrees to directly go to the manufacturer for the repair of the object(s) and Party A shall not be responsible for such matters.

5.
Insurance: Party B shall insure the object(s) under relevant insurance coverage at his own costs, where the insurance company and insured accident categories shall be decided by Party A, who shall be the beneficiary. In addition, the insurance policy and the receipt of insurance premium shall be kept by Party A, Party B is responsible for the insurance policy renewal prior to the expiration of existing insurance period. Party A may pay for the insurance premium and necessary payments associated with the insurance policy renewal in advance and Party B shall reimburse all the aforementioned payment amount to Party A without any delay, or Party A may add the insurance premium and necessary payments associated with the insurance policy renewal that Party A has paid on behalf of Party B into the debt Party B owes to Party A. In case the insurance company delays or refuses to pay the compensation by any reason, Party B shall not reject or delay the repayment of the payments for goods to Party A.

6.
Party B shall provide the Company Tax Assessment of January, April, July, and November of each year for Party A by mailing by the end of February, May, August, and December of the same year. Upon request by Party A, Party B should send all required reports (including, but not limited to, balance sheet, statement of profit and loss, debt and assets details) to Party A and legal notarizations of those reports may be considered by necessity.

7.
Breach of the Agreement: prior to the repayment of the debt of this Agreement, in case Party B fails to repay any of the installment amount prescribed in the Article 1 of this Agreement, all the obligations shall become due. In case any of the following conditions occur, without notification of or legal procedures performed by Party A, Party B loses the right of repaying the total amount by installments and Party A may request Party B to repay all the installment payments in full at once.

1)
Party B fails to repay any overdue installment payment, part of any installment payment or insufficient savings for cashing a promissory note signed by Party B, or Party B’s bank account is treated as a dishonored accountee, or any check of Party B is bounced or any payment is delayed;

2)
Party B is under provisional impounded, provisional disposition, provisional execution, forcible execution, or bankruptcy petition or application of reconciliation, mediation, reorganization, or declares bankrupt and liquidation due to other debts;

3)	Inheritor(s) of Party B claims limited inheritance or renounces right to inherit the obligations of the Agreement due to death or missing of Party B or other reasons;
4)	Party B fails to inform Party A in advance when Party B move to another address or relocate the storage of the object(s);
5)	Party B rejects to replace different guarantors when Party A considers that the credit of Party B is significantly decreased or the incapability of the guarantors of Party B;
6)	Party B fails to act as a good administrator to carefully use or safe keep the object(s) or neglect the responsibility of maintenance or repair work;
7)	All the purchased object(s) are for business purpose; nevertheless, when the company ‘s business or operations are suspended, closed, dismissed, the company’s license is revoked;
8)	Party B uses the object(s) for selling, mortgage, rent, or other disposition before the total payment amount prescribed in this Agreement is repaid;
9)	Party B fails to perform the terms and conditions of this Agreement.
Any damage or costs incurred by Party A due to the retrieval of the object(s) from any of the aforementioned behaviors shall be liable to Party B.

In case any of the aforementioned conditions occurs, Party B shall pay to Party A 10% of the annual interest based on the total remaining installment amount, starting from the date Party B breaches the Agreement.

8.
Guarantee liabilities: the guarantors of Party B have fully perused all contents of this Agreement and are liable to obligations with Party B in relation with all debts prescribed in this Agreement and shall forsake the guarantor’s counterplea right of telling first of the of Article 745 of Civil Code of Republic of China. In case Party B fails to perform the obligations of this Agreement, the guarantors of Party B shall repay the full amount on behalf of Party B at once and can not request for surrender insurance before the expiry of the insurance.

9.
Promissory note: Party B and the guarantors of Party B shall sign a promissory note of the payment amounts and dates prescribed in this Agreement with this Agreement No. indicated thereon to Party A for record. In case Party B fails to perform the Agreement, Party A may use the promissory note to ask for the payments payable, including penalty, interest, overdue interest and/or other costs incurred by Party B and the guarantors of Party B.

10.
Jurisdiction: this Agreement shall be performed in the location of Party A and in the event any disputes arising from the explanation and execution of the Agreement and may bring in a lawsuit case, Party A, Party B and the guarantors of Party B agree that case shall be subject to the jurisdiction of the Taiwan Taipei District Court for the first trial of such lawsuit.

11.
Others: either party may add, amend, or delete any terms and conditions prescribed in this Agreement during the Agreement period, such revision of this Agreement shall be made after the consent between both parties are obtained; although the guarantors of Party B may not be informed of such amendment or revision of this Agreement or the consent of the guarantee of Party B may not be obtained in advance, the guarantors of Party B should be liable to the responsibilities together with Party B to this Agreement and shall not file uncovenanted counterplea. In case that that Party A agrees Party B to extend the installment repayment periods of this Agreement, the guarantors of Party B should be willing to be liable to the responsibilities together with Party B to this Agreement.

12.	This Agreement shall be made in two copies; each of which shall be kept by each party for record.
13.	Other Conditions: Party B shall pay to Party A NTD300,000 as the handling charge of financial planning (exclusive of tax).

Verified Seal(s)
(Kid Castle Internet Technologies Ltd. seal) Kuo-An Wang (seal) Date: Jun. 9, 2005
Kuo-An Wang (seal) Date: Jun. 9, 2005
Yu-En Chiu (seal) Date: Jun. 9, 2005

Party A: FCB LEASING CO., LTD. (sealed)
Legal/Authorized Representative: Zhe-San Tsai

Party B: Kid Castle Internet Technologies Ltd. (sealed)
Legal /Authorized Representative: Kuo-An Wang (signed and sealed)

Guarantors of Party B: Kuo-An Wang (signed and sealed)
Address: 2F, 299, Xi-yuan Road, Hsindian City, Taipei County

Guarantors of Party B: Yu-En Chiu (signed and sealed)
Address: 71, Sec. 1, Nan-chang Road, Chung-cheng District, Taipei City

Date: Jun. 9, 2005

Serial No.	Object Item	Quantity	Unit
110130010011	Textbook - New Magic Land 1	16540	Book
110199030066	Textbook - Magazine Vol. 66	3520	Book
110199030067	Textbook - Magazine Vol. 67	4396	Book
110230010011	Supplementary Material- New Magic Land 1	436174	Book
110862011	Textbook - English Now 4	9819	Book
111006011	Textbook - Big Steps(6)	1645	Book
111112011	Textbook - Way To Go (12)	1224	Book
111113011	Textbook - Way To Go (13)	1700	Book
112707011	Textbook - Magic Land 7	7180	Book
120851012	Supplementary Material - English Now 1 (standard version) Workbook (version 93)	7121	Book
122701012	Supplementary Material - Magic Land 1 (revised version)	4915	Book

132424011	Teaching plan - Come With Me(practice notebook)	2700	Book
132705011	Teaching plan - Magic Land 5 teacher’s manual	2658	Book
142400011	Teaching product - Come With Me Learning Recorder	37451	Book
160012011	Test - General English Proficiency Test (GEPT) I test C	2880	Book
2101085201	Flash Card - English Now 2 Vocabulary (big)	2883	Pack
2101086101	Flash Card - English Now 2 Conversation & Pronunciations (big)	1113	Pack
2101242301	Flash Card - Come With Me/ for Teacher (yellow)	2622	Pack
2101243501	Flash Card - Come With Me/ for Teacher (blue)	1447	Pack
2102242401	Flash Card - Come With Me (green)/54 pieces	3994	Pack
2102243601	Flash Card - Come With Me (purple)/65 pieces	5383	Pack
330303013	CD interaction - Wonderland(yellow)/paperback version	2131	Disc
330305013	CD interaction - Wonderland(blue)/paperback version	2787	Disc
91291110001001	Textbook - Read It Now Red (1 book 1AVCD)	11830	Pack
91292310001001	Textbook - Read It Now Yellow (1 book 1AVCD)	11315	Pack
91293510001001	Textbook - Read It Now Blue (1 book 1AVCD)	10921	Pack
110111140111	WAY TO GO(14) - Grammar & Conversation	1885	Book
91040000000001	Kids Speak Main Course Series - Direct Sale	628	Pack
91050000000001	Diverse Intelligence Main Course Series - Direct Sale	780	Pack
91090000000001	Kids Talk Story Series - Direct Sale	422	Pack
920302002	Teaching Aids -Wonderland Orange Teacher’s Wall Chart set (for preliminary school students)	686	Pack
91000000000047	Textbook- Tomei series 2-2 - Direct Sale (Model test)	437	Pack